                                                                    EXHIBIT 99.8

CASE NAME:       KEVCO DISTRIBUTION, LP                            ACCRUAL BASIS

CASE NUMBER:     401-40789-BJH-11

JUDGE:           BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2002
                                         -------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ WILFORD W. SIMPSON                                       TREASURER
---------------------------------------            -----------------------------
Original Signature of Responsible Party                        Title

WILFORD W. SIMPSON                                         JULY 18, 2002
---------------------------------------            -----------------------------
Printed Name of Responsible Party                               Date


PREPARER:

/s/ DENNIS S. FAULKNER                                  DEBTOR'S ACCOUNTANT
---------------------------------------            -----------------------------
Original Signature of Preparer                                Title

DENNIS S. FAULKNER                                         JULY 18, 2002
---------------------------------------            -----------------------------
Printed Name of Preparer                                       Date

CASE NAME:       KEVCO DISTRIBUTION, LP                        ACCRUAL BASIS - 1

CASE NUMBER:     401-40789-BJH-11

COMPARATIVE BALANCE SHEET

                                                              SCHEDULED           MONTH             MONTH            MONTH
ASSETS                                                          AMOUNT           APR-02            MAY-02           JUN-02
------                                                       -----------       -----------       -----------      -----------
1.  Unrestricted Cash (FOOTNOTE)                                  41,421                 0                 0                0
2.  Restricted Cash
3.  Total Cash                                                    41,421                 0                 0                0
4.  Accounts Receivable-Net (FOOTNOTE)                        17,545,859           314,759           314,759          314,759
5.  Inventory (FOOTNOTE)                                      27,611,039
6.  Notes Receivable
7.  Prepaid Rent                                                 236,697
8.  Other (Attach List)                                          303,392
9.  Total Current Assets                                      45,738,408           314,759           314,759          314,759
10. Property, Plant & Equipment                               22,049,500         9,739,582         9,050,425        9,050,425
11. Less: Accumulated Depreciation/Depletion                  (6,151,901)         (844,526)         (788,687)        (788,687)
12. Net Property, Plant & Equipment (FOOTNOTE)                15,897,599         8,895,056         8,261,738        8,261,738
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)           5,741,869           481,876           481,876          481,876
15. Other (Attach List)                                      100,961,429       124,215,962       124,215,962      124,215,962
16. Total Assets                                             168,339,305       133,907,653       133,274,335      133,274,335

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable (FOOTNOTE)                                                       402,039           384,707          384,707
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List) (FOOTNOTE)                                               1,705,946         1,705,946        1,705,946
23. Total Post Petition Liabilities                                              2,107,985         2,090,653        2,090,653

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                   75,885,064        13,768,129        13,858,277       13,945,516
25. Priority Debt (FOOTNOTE)                                   1,412,879
26. Unsecured Debt                                            19,966,456        18,555,081        18,555,081       18,555,081
27. Other (Attach List)                                      243,205,150       245,005,024       244,311,408      244,223,733
28. Total Pre Petition Liabilities                           340,469,549       277,328,234       276,724,766      276,724,330
29. Total Liabilities                                        340,469,549       279,436,219       278,815,419      278,814,983

EQUITY

30. Pre Petition Owners' Equity                                               (172,130,244)     (172,130,244)    (172,130,244)
31. Post Petition Cumulative Profit Or (Loss)                                  (33,710,908)      (33,633,278)     (33,545,603)
32. Direct Charges To Equity (FOOTNOTE)                                         60,312,586        60,222,438       60,135,199
33. Total Equity                                                              (145,528,566)     (145,541,084)    (145,540,648)
34. Total Liabilities and Equity                                               133,907,653       133,274,335      133,274,335

This form  x  does      does not have related footnotes on Footnotes Supplement.
          ---      ----

CASE NAME:       KEVCO DISTRIBUTION, LP                          SUPPLEMENT TO

CASE NUMBER:     401-40789-BJH-11                              ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                             SCHEDULED           MONTH             MONTH              MONTH
ASSETS                                                        AMOUNT             APR-02            MAY-02            JUN-02
------                                                       -----------       -----------       -----------      -----------
A.  Inventory Vendor Deposit                                     130,000
B.  Leased Facility Deposit                                      173,392
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8                                      303,392                 0                 0                0

A.  Goodwill: Shepherd Products                                5,223,119
B.  Goodwill: DARCO                                              518,750
C.  Capitalized Lease                                                              481,876           481,876          481,876
D.
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                                         5,741,869           481,876           481,876          481,876

A.  Intercompany Receivables (FOOTNOTE)                      100,961,429       124,215,962       124,215,962      124,215,962
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                                100,961,429       124,215,962       124,215,962      124,215,962

POST PETITION LIABILITIES

A.  Accrued Liabilities                                                            588,787           588,787          588,787
B.  Long Term Leases                                                             1,107,492         1,107,492        1,107,492
C.  Accrued Interest: Bank                                                           9,667             9,667            9,667
D.
E.
TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                            1,705,946         1,705,946        1,705,946

PRE PETITION LIABILITIES
A.  Interco. Payables (FOOTNOTE)                             114,705,150       116,505,024       115,811,408      115,723,733
B.  10 3/8% Senior Sub. Notes                                105,000,000       105,000,000       105,000,000      105,000,000
C.  Sr. Sub. Exchangeable Notes                               23,500,000        23,500,000        23,500,000       23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                                        243,205,150       245,005,024       244,311,408      244,223,733

CASE NAME:       KEVCO DISTRIBUTION, LP                        ACCRUAL BASIS - 2

CASE NUMBER:     401-40789-BJH-11

INCOME STATEMENT
                                                                MONTH             MONTH              MONTH          QUARTER
REVENUES                                                        APR-02            MAY-02            JUN-02           TOTAL
--------                                                      ----------        ----------        ----------       ----------
1.  Gross Revenues                                                     0                 0                 0
2.  Less: Returns & Discounts
3.  Net Revenue                                                        0                 0                 0

COST OF GOODS SOLD

4.  Material
5.  Direct Labor
6.  Direct Overhead
7.  Total Cost Of Goods Sold                                           0                 0                 0
8.  Gross Profit

OPERATING EXPENSES

9.  Officer / Insider Compensation
10. Selling & Marketing
11. General & Administrative
12. Rent & Lease
13. Other (Attach List)                                                                                  560              560
14. Total Operating Expenses                                           0                 0               560              560
15. Income Before Non-Operating
    Income & Expense                                                                                    (560)            (560)

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                                               (126,682)          (88,235)        (214,917)
17. Non-Operating Expense (Att List)                                                49,052                             49,052
18. Interest Expense
19. Depreciation / Depletion
20. Amortization
21. Other (Attach List)
22. Net Other Income & Expenses                                        0           (77,630)          (88,235)        (165,865)

REORGANIZATION EXPENSES

23. Professional Fees
24. U.S. Trustee Fees
25. Other (Attach List)
26. Total Reorganization Expenses                                      0                 0                 0
27. Income Tax
28. Net (Profit) Loss                                                  0           (77,630)          (87,675)        (166,425)


This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO DISTRIBUTION, LP                          SUPPLEMENT TO

CASE NUMBER:     401-40789-BJH-11                              ACCRUAL BASIS - 2

INCOME STATEMENT
                                                                 MONTH            MONTH              MONTH          QUARTER
OPERATING EXPENSES                                              APR-02            MAY-02            JUN-02           TOTAL
------------------                                            ----------        ----------        ----------       ----------
A.  Property Maintenance                                                                                 560              560
B.                                                                                                                          0
C.                                                                                                                          0
D.                                                                                                                          0
E.                                                                                                                          0
TOTAL OTHER OPERATING EXPENSES - LINE 13                               0                 0               560              560

OTHER INCOME & EXPENSES

A.  Gain on sale of Assets                                                         126,682                            126,682
B.  Vendor Rebate                                                                                     88,235           88,235
                                                                                                                            0
TOTAL NON-OPERATING INCOME - LINE 16                                   0           126,682            88,235          214,917

A.  Commissions paid at sale of Georgia Property                                    45,600                             45,600
B.  Income Taxes paid at sale of Georgia Property                                    2,584                              2,584
C.  Miscellaneous fees paid at sale of Georgia property                                868                                868
TOTAL NON-OPERATING EXPENSE - LINE 17                                  0            49,052                 0           49,052

REORGANIZATION EXPENSES
A.                                                                                                                          0
B.                                                                                                                          0
C.                                                                                                                          0
D.                                                                                                                          0
E.                                                                                                                          0
TOTAL OTHER REORGANIZATION EXPENSES - LINE 25                          0                 0                 0                0

CASE NAME:       KEVCO DISTRIBUTION, LP                        ACCRUAL BASIS - 3

CASE NUMBER:     #REF!

CASH RECEIPTS AND                            MONTH              MONTH             MONTH          QUARTER
DISBURSEMENTS                                APR-02            MAY-02            JUN-02           TOTAL
-----------------                          ----------        ----------        ----------       ----------
1.  Cash - Beginning Of Month                            SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO DISTRIBUTION LP             SUPPLEMENT TO ACCRUAL BASIS - 3
                                                 JUNE, 2002
CASE NUMBER:   401-40789-BJH-11                  CASH RECEIPTS AND DISBURSEMENTS

                                              DIST LP          MFG        MGMT         HOLDING     COMP    KEVCO INC      TOTAL
                                              -------          ---      ---------      -------     ----    ---------    ----------

 1. CASH-BEGINNING OF MONTH                        --           --      4,866,245           --       --           --     4,866,245

   RECEIPTS FROM OPERATIONS
 2. CASH SALES                                     --           --                                                              --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3. PRE PETITION                                   --           --                                                              --
 4. POST PETITION                                               --                                                              --

 5. TOTAL OPERATING RECEIPTS                       --           --             --           --       --           --            --

   NON OPERATING RECEIPTS
 6. LOANS & ADVANCES                                            --                                                              --
 7. SALE OF ASSETS                                                                                                              --
 8. OTHER                                      88,235           --      1,085,606           --       --           --     1,173,841
        INTERCOMPANY TRANSFERS                (87,675)                     87,675           --                                  --
               SALE EXPENSE REIMBURSEMENT
               INCOME TAX REFUND                                            1,955
               REBATE                          88,235
               WORKERS COMP REFUND                                      1,077,239
               MISC.                                                          210                    --
               INTEREST INCOME                                  --          6,202

 9. TOTAL NON OPERATING RECEIPTS                  560           --      1,173,281          --        --           --      1,173,841

10. TOTAL RECEIPTS                                560           --      1,173,281          --        --           --      1,173,841

11. CASH AVAILABLE                                560           --      6,039,526          --        --           --      6,040,086

   OPERATING DISBURSEMENTS
12. NET PAYROLL                                                            12,771                                            12,771
13. PAYROLL TAXES PAID                                          --          4,788                                             4,788
14. SALES, USE & OTHER TAXES PAID                               --                                                               --
15. SECURED/RENTAL/LEASES                                       --          4,820                                             4,820
16. UTILITIES                                                   --            324                                               324
17. INSURANCE                                                   --            844                                               844
18. INVENTORY PURCHASES                                         --                                                               --
19. VEHICLE EXPENSE                                             --                                                               --
20. TRAVEL                                                      --                                                               --
21. ENTERTAINMENT                                               --                                                               --
22. REPAIRS & MAINTENANCE                         560           --                                                              560
23. SUPPLIES                                                    --                                                               --
24. ADVERTISING                                                                                                                  --
25. OTHER                                          --           --            463          --        --           --            463
         LOAN PAYMENTS                                          --             --                                                --
            FREIGHT                                             --                                                               --
            CONTRACT LABOR                                      --                                                               --
            401 K PAYMENTS                                      --                                                               --
            PAYROLL TAX ADVANCE ADP                                                                                              --
            WAGE GARNISHMENTS                                                                                                    --
            MISC.                                                             463                                               463

26. TOTAL OPERATING DISBURSEMENTS                 560           --         24,010          --        --           --         24,570

   REORGANIZATION DISBURSEMENTS
27. PROFESSIONAL FEES                                                     926,143                                           926,143
28. US TRUSTEE FEES                                             --                                                               --
29. OTHER                                                                  41,804                                            41,804
30. TOTAL REORGANIZATION EXPENSE                   --           --        967,947          --        --           --        967,947

31. TOTAL DISBURSEMENTS                           560           --        991,957          --        --           --        992,517

32. NET CASH FLOW                                  --           --        181,324          --        --           --        181,324

33. CASH - END OF MONTH                            --           --      5,047,569          --        --           --      5,047,569

CASE NAME:     KEVCO DISTRIBUTION, LP                         ACCRUAL BASIS - 4

CASE NUMBER:   401-40789-BJH-11

                                                 SCHEDULED          MONTH           MONTH           MONTH
ACCOUNTS RECEIVABLE AGING                         AMOUNT            APR-02          MAY-02          JUN-02
-------------------------                        ---------          ------          ------          ------
1.    0 - 30
2.    31 - 60
3.    61 - 90
4.    91 +                                                           314,759         314,759         314,759
5.    Total Accounts Receivable                  17,545,859          314,759         314,759         314,759
6.    (Amount Considered Uncollectible)
7.    Accounts Receivable (Net) (FOOTNOTE)       17,545,859          314,759         314,759         314,759

AGING OF POST PETITION                                        MONTH:     June-02
TAXES AND PAYABLES                                                  ------------

                                 0 - 30      31 - 60     61 - 90     91 +
TAXES PAYABLE                     DAYS        DAYS         DAYS      DAYS       TOTAL
-------------                    ------      -------     -------     ----       -----
1.    Federal
2.    State
3.    Local
4.    Other (See Below)          384,707                                        384,707
5.    Total Taxes Payable        384,707                                        384,707
6.    Accounts Payable                                                                0

STATUS OF POST PETITION TAXES                                 MONTH:     June-02
                                                                    ------------

                                    BEGINNING TAX      AMOUNT WITHHELD                           ENDING TAX
FEDERAL                               LIABILITY*       AND/OR ACCRUED       (AMOUNT PAID)        LIABILITY
-------                             --------------     ---------------      -------------        -----------
1.    Withholding **
2.    FICA - Employee **
3.    FICA - Employer **
4.    Unemployment
5.    Income
6.    Other (Attach List)
7.    Total Federal Taxes

STATE AND LOCAL

8.    Withholding
9.    Sales
10.   Excise
11.   Unemployment
12.   Real Property (FOOTNOTE)         384,707                                                     384,707
13.   Personal Property
14.   Other (Attach List)
15.   Total State And Local            384,707                                                     384,707
16.   Total Taxes                      384,707                                                     384,707

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO DISTRIBUTION, LP                        ACCRUAL BASIS - 5

CASE NUMBER:     401-40789-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                               MONTH:    June-02
                                                                     -----------

BANK RECONCILIATIONS                            Account # 1       Account # 2
--------------------                           -------------     -------------
A.    BANK:                                                                        Other Accounts          TOTAL
B.    ACCOUNT NUMBER:                                                               (Attach List)
C.    PURPOSE (TYPE):
1.    Balance Per Bank Statement
2.    Add: Total Deposits Not Credited
3.    Subtract: Outstanding Checks
4.    Other Reconciling Items
5.    Month End Balance Per Books                                                                            0
6.    Number of Last Check Written


INVESTMENT ACCOUNTS

                                                DATE            TYPE OF
BANK, ACCOUNT NAME & NUMBER                 OF PURCHASE        INSTRUMENT         PURCHASE PRICE           CURRENT VALUE
---------------------------                 -----------        ----------         --------------           -------------
7.

8.

9.

10.   (Attach List)

11.   Total Investments                                                                                           0

CASH

12.   Currency On Hand                                                                                            0
13.   Total Cash - End of Month                                                                                   0

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO DISTRIBUTION, LP           ACCRUAL BASIS - 6

CASE NUMBER:  401-40789-BJH-11
                                               MONTH:   June-02
                                                     -------------


PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS


                                       TYPE OF       AMOUNT     TOTAL PAID
              NAME                     PAYMENT        PAID       TO DATE
              ----                     -------       ------     ----------
1.  Martin, Steve                      Payroll                      99,229
2.  Martin, Steve                      Exp. Reimb.                   1,390
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders                                     100,619

                                  PROFESSIONALS

                              DATE OF
                            COURT ORDER                                                  TOTAL
                            AUTHORIZING       AMOUNT       AMOUNT       TOTAL PAID      INCURRED
          NAME                PAYMENT        APPROVED       PAID         TO DATE        & UNPAID*
          ----              -----------      --------      ------       ----------      ---------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To
      Professionals



*    Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                 SCHEDULED      AMOUNTS        TOTAL
                                  MONTHLY        PAID         UNPAID
                                 PAYMENTS       DURING         POST
     NAME OF CREDITOR              DUE          MONTH        PETITION
     ----------------            ---------      -------     ----------
1.  Bank of America                                         13,945,516
2.  Leases Payable                                             None
3.
4.
5.  (Attach List)
6.  TOTAL                                                   13,945,516


This form     does  x  does not have related footnotes on Footnotes Supplement.
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



CASE NAME:       KEVCO DISTRIBUTION, LP           ACCRUAL BASIS - 7

CASE NUMBER:     401-40789-BJH-11

                                                  MONTH:    JUNE-02
                                                         -------------
QUESTIONNAIRE

                                                                                                                 YES           NO
                                                                                                                 ---           --
1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?                       X

2.  Have any funds been disbursed from any account other than a debtor in possession account?                                   X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                        X

4.  Have any payments been made on Pre Petition Liabilities this reporting period?                                              X

5.  Have any Post Petition Loans been received by the debtor from any party?                                                    X

6.  Are any Post Petition Payroll Taxes past due?                                                                               X

7.  Are any Post Petition State or Federal Income Taxes past due?                                                               X

8.  Are any Post Petition Real Estate Taxes past due?                                                                           X

9.  Are any other Post Petition Taxes past due?                                                                                 X

10. Are any amounts owed to Post Petition creditors delinquent?                                                                 X

11. Have any Pre Petition Taxes been paid during the reporting period?                                                          X

12. Are any wage payments past due?                                                                                             X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

(See Footnote)

INSURANCE

                                                                                                                 YES           NO
                                                                                                                 ---           --
1.  Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?               X

2.  Are all premium payments paid current?                                                                        X

3.  Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.


                              INSTALLMENT PAYMENTS

 TYPE OF POLICY                   CARRIER                    PERIOD COVERED           PAYMENT AMOUNT & FREQUENCY
 --------------                   -------                 --------------------        --------------------------
Property, Auto,
 General Liability         Aon Risk Services                  3/1/02-9/1/02           Semi-Annual        $98,598
D&O Liability              Great American Insurance        11/1/2001-10/31/2004       Annual             $64,657


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO DISTRIBUTION, LP                         FOOTNOTES SUPPLEMENT

CASE NUMBER: 401-40789-BJH-11                                    ACCRUAL BASIS

                                                        MONTH:   June 30, 2002
                                                              ------------------

ACCRUAL
BASIS
FORM
NUMBER     LINE NUMBER     FOOTNOTE / EXPLANATION
-------    -----------     ----------------------
1               1          Pursuant to the February 12, 2001 Order (1)
3               1          Authorizing Continued Use of Existing Forms and
                           Records; (2) Authorizing Maintenance of Existing
                           Corporate Bank Accounts and Cash Management System;
                           and (3) Extending Time to Comply with 11 U.S.C.
                           Section 345 Investment Guidelines, funds in the Bank
                           of America and Key Bank deposit accounts are swept
                           daily into Kevco's lead account number 1295026976.
                           The Bank of America lead account is administered by,
                           and held in the name of, Kevco Management Co.
                           (co-debtor, Case No. 401-40788-BJH-11). Accordingly,
                           all cash receipts and disbursements flow through
                           Kevco Management's Bank of America DIP account. A
                           schedule allocating receipts and disbursements among
                           Kevco, Inc. and its subsidiaries is included in this
                           report as a Supplement to Accrual Basis -3.

1               4          As of July 2001, the remaining accounts receivable
4               7          are for commissions earned for the sale of consigned
                           inventory. Although collection is uncertain, Debtor
                           will maintain these receivables on the balance sheet
                           until such time as the likelihood of collection can
                           be more accurately determined.

1               5, 12      The sale of Debtor's real property in Douglas,
                           Georgia was finalized during May 2002. Proceeds from
                           the sale have been placed in a segregated account
                           (see the Supplement to Accrual Basis-3). Pursuant to
                           Asset Purchase Agreements approved by the Court (see
                           prior Monthly Operating Reports for details), Debtor
                           has sold most of its assets.

1               22         The Debtor records on its books accruals for certain
                           liabilities based on historical estimates. While
                           known creditors were listed on the Debtor's
                           Schedules, the estimated amounts were not.
                           Accordingly, for purposes of this report, the accrued
                           liabilities are reflected as post-petition "Accrued
                           Liabilities."

1               15A        Intercompany receivables/payables are from/to
1               27A        co-debtors Kevco Management Co. (Case No.
7               3          401-40788-BJH-11), Kevco Manufacturing, LP (Case No.
                           401-40784-BJH-11), Kevco Holding, Inc. (Case No.
                           401-40785-BJH-11), DCM Delaware, Inc. (Case No.
                           401-40787-BJH-11), Kevco GP, Inc. (Case No.
                           401-40786-BJH-11), Kevco Components, Inc. (Case No.
                           401-40790-BJH-11), and Kevco, Inc. (Case No.
                           401-40783-BJH-11).

1               18         Property tax owing is an accrual only and not yet
4               12         due.

1               24         The direct charges to equity are due to secured debt
1               32         reductions pursuant to sales of Kevco Manufacturing,
                           LP's operating divisions, the asset sale of the South
                           Region of Kevco Distribution, as well as direct cash
                           payments. The secured debt owed to Bank of America by
                           Kevco, Inc. (Case No. 401-40783-BJH) has been
                           guaranteed by all of its co-debtors (see Footnote
                           1,27A); therefore, the secured debt is reflected as a
                           liability on all of the Kevco entities. The charge to
                           equity is simply an adjustment to the balance sheet.

1               25         Pursuant to Order dated February 12, 2001 and
                           Supplemental Order dated March 14, 2001, debtors were
                           authorized to pay pre-petition salaries and wages up
                           to a maximum of $4,300 per employee. Debtors were
                           also (a) allowed to pay accrued vacation to
                           terminated employees and (b) permitted to continue
                           allowing employees to use vacation time as scheduled.
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